                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED ASSET MORTGAGE  INVESTMENTS II INC. (as company under a Pooling and Servicing  Agreement dated as of April 1, 2006 providing for, inter alia, the issuance of GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Though Certificates, Series 2006-AR3)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
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   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                     New York, New York                                                   10179
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           (Address of principal executive office)                                     (Zip Code)

                                                   (212) 272-2000
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                               (Registrant's telephone number, including area code )

                                                     N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

The tables and materials were prepared by Bear, Stearns & Co. Inc. (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions.  Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1  Certain Computational Materials prepared by the Underwriter in connection with GreenPoint Mortgage Funding Trust
               2006-AR3, Mortgage Pass-Though Certificates, Series 2006-AR3.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus
Supplement of Structured Asset Mortgage Investments II Inc. relating to its GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage
Pass-Though Certificates, Series 2006-AR3.

                                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2006

                                            STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                            (Registrant)

                                            By:  /s/ Baron Silverstein
                                            Baron Silverstein
                                            Vice President
                                            (Authorized Officer)

                                                    EXHIBIT INDEX

Exhibit Number                                       Description

                       99.1                          Computational Materials